Exhibit 99.(r)(3)

Code of Ethics

Overview and Procedures Memorandum

Responsible Party
(if applicable)
I. Policy

The Code of Ethics is predicated on the principle that the Permal Group (“Permal”) has responsibilities to its clients. Accordingly, employees must avoid activities, interests and relationships that run contrary (or appear to run contrary) to the best interest of clients.

The Legg Mason Code of Conduct and the memo issued by Raymond A. Mason discussing the hotline established for the reporting of questionable accounting and auditing practices are incorporated by reference into Permal’s Code of Ethics.

This Code of Ethics operates in conjunction with other Permal policies and procedures. When this Code conflicts with another Permal policy or procedure, the more restrictive provision shall apply.

Permal UK, Permal HK and Permal Dubai are subject to additional requirements as specified in the addenda to this Overview and Procedures Memorandum.

II. Persons Covered by the Code

All partners, officers or directors (or other person occupying a similar status or performing similar functions); employees; or any other persons who provide investment advice on behalf of Permal and are subject to Permal’s supervision (collectively “Supervised Persons”) are required to comply with this Code of Ethics.

Adopted: December 2006

Amended: December 2007

Responsible Party
(if applicable)
III. Standards of Business Conduct

Code of Conduct

Supervised Persons are expected to act with integrity, competence, and dignity and in an ethical manner when dealing with the public, clients, prospects, their employer and their colleagues.	Supervised Persons

Supervised Persons are expected to conduct their personal financial affairs in a prudent manner, avoiding any action that could compromise in any way their ability to deal objectively with clients.	Supervised Persons

Compliance with Laws and Regulations

Supervised Persons are expected to comply with all laws and regulations governing the securities industry.	Supervised Persons

Supervised Persons are not permitted, in connection with the purchase or sale of a security held or to be acquired by a client to:	Supervised Persons

• Defraud such client in any manner;
• Mislead such client, including making a statement that omits material facts;
• Engage in any act, practice or course of conduct which operates or would operate as a fraud or deceit upon such client;
• Engage in any manipulative practice with respect to such client;
• Engage in any manipulative practice with respect to securities, including price manipulation.

Responsible Party
(if applicable)
Conflicts of Interest

Supervised Persons are expected to make all efforts to avoid actual or apparent conflicts of interest. A conflict may exist even when no actual wrongdoing occurs; the opportunity to act improperly may be sufficient to give the appearance of conflict.

Supervised Persons

The Conflicts of Interest Overview and Procedures Memorandum is incorporated by reference into the Code of Ethics.

Confidentiality

Supervised Persons are expected to preserve the confidentiality of information that they may obtain in the course of Permal’s business and to use such information properly and not in any way adverse to Permal’s clients’ or investors’ interests, subject to the legality of keeping such information confidential.

Supervised Persons

Supervised Persons are expected to treat non-public information they may have about Permal and its business in the same manner as they would a client’s non-public personal information and should seek to preserve the confidentiality, integrity and security of this information.

The Confidentiality and Privacy of Information Overview and Procedures Memorandum is incorporated by reference into the Code of Ethics.

Marketing and Promotional Activities

All oral or written statements made to clients, prospective clients, their representatives or the media by Supervised Persons in context of their employment or association with Permal must be professional, accurate, balanced, fair, clear, and not misleading in any way.

Supervised Persons

The Marketing and Advertising Overview and Procedures Memorandum is incorporated by reference

Responsible Party
(if applicable)
into the Code of Ethics.

Employee Trading\Personal Account Dealing

Access Persons(1) and employees of Permal UK and Permal Dubai ar required to provide information regarding all securities transactions (with certain exceptions) that they effect for their own account or for certain other accounts. All employees are subject to certain restrictions with respect to trading in Legg Mason securities and are required to report any transactions effected in Legg Mason securities.

Access Persons

The Employee Trading\Personal Account Dealing Overview and Procedures Memorandum is incorporated by reference into the Code of Ethics.

Insider Trading Policy

It is a violation of law and a breach of Permal’s polices for any of its Supervised Persons to make use, either for their personal gain or on behalf of Permal or its clients, of any material, non-public information which may come into their possession either in the course of performing their duties or through personal contacts.

Supervised Persons

The Insider Trading Overview and Procedures Memorandum is incorporated by reference into the Code of Ethics.

Duty to Clients

Supervised Persons are expected to protect the interests of each of its clients, to place the client’s interest first and to take steps to verify that all actions taken on behalf of clients are in the clients’ best interest.

Supervised Persons

(1) An Access Person is a Supervised Person who has access to non-public information regarding client purchases or sales of securities, is involved in making securities recommendations to clients or who has access to such recommendation that are non-public.

Responsible Party
(if applicable)
The Duty to Clients Overview and Procedures Memorandum is incorporated by reference into the Code of Ethics.

Gifts and Entertainment

Supervised Persons may not offer, give, solicit or accept any gifts or business entertainment in the context of their employement or association with Permal if these Benefits are likely to conflict or appear to conflict in any material way with any duty that Permal owes to its clients, or any duty that the receipient owes to its clients.

Supervised Persons

The Gifts and Entertainment Overview and Procedures Memorandum is incorporated by reference into the Code of Ethics.

Outside Activities

Supervised Persons are expected to avoid participation in any Outside Business Activity that may interfere or appear to interfere with the interest of Permal or its clients.	Supervised Persons

The Outside Activities Overview and Procedures Memorandum is incorporated by reference into the Code of Ethics.

IV. Reports to Management

Each Supervised Person is required to ensure his or her own compliance with this Code. Supervised Persons are expected to use good judgment in recognizing situations where a violation of this code may occur and ensuring that no violation occurs. In situations where it is unclear whether this Code applies, Supervised Persons are expected to ask questions of their managers or supervisors or the Local Compliance Officer.

Supervised Persons

Responsible Party
(if applicable)

Supervised Persons should contact the General Counsel(s) or Local Compliance Officer if he or she becomes aware of an actual or potential violation of the policies and procedures contained in the Code of Ethics.

Supervised Persons

No Supervised Person may retaliate in any fashion against any employee who reports a suspected or actual violation of this Code.	Officers, Directors, Employees

The Group Compliance Manager will maintain a log of all potential violations of the Code of Ethics.	Group Compliance Manager

Violations of the Code of Ethics may warrant sanctions as appropriate and permitted by law, up to and including suspension or dismissal, at the discretion of Permal’s management.

The General Counsel – PAMI and the Group Compliance Manager will be available to answer any questions relating to application of the Code of Ethics or any of the policies covered by the Code of Ethics.

General Counsel - PAMI Group Compliance Manager

V. Provision of the Code of Ethics to Employees

US Compliance will provide a copy of the Code of Ethics to each new employee and any amendments to the Code of Ethics to all employees.	US Compliance

Employees will be required to acknowledge, in writing, that they have received a copy of the Code of Ethics or any amendments to the Code of Ethics, as applicable.	All Employees

Annually, the Group Compliance Manager will provide a copy of the Code of Ethics to all employees	Group Compliance Manager

Responsible Party
(if applicable)
and request that they acknowledge, in writing, that they are in compliance with all provisions included in the Code of Ethics.

VI. Compliance Review

The Group Compliance Manager will review the Code of Ethics on a regular basis and update it when necessary or appropriate.	Group Compliance Manager

Compliance reviews stated in the various Overview and Procedures Memoranda incorporated by reference into the Code of Ethics are also incorporated into the Code of Ethics.

VII. Books and Records

The following books and records are required to be maintained for a period of five years, the first two years in an appropriate office:

• A copy of the Code of Ethics adopted and implemented that is in effect, or at any time within the past five years was in effect;(2)
• A record of any violation of the Code of Ethics and of any action taken as a result of the violation;
• A record of all written acknowledgements of employees’ receipt of the Code of Ethics for each person who is currently, or within the past five years was, a supervised person;
• Holdings and transaction reports made pursuant to the Code of Ethics, including any brokerage confirmation and account statements made in lieu of these reports;
• A list of the names of persons who are currently, or within the past five years were, Access Persons; and

(2) PIMS UK and PIMS Dubai must keep a copy of the Compliance Manual for as long as they are regulated by the FSA or DFSA.

Responsible Party
(if applicable)
•

A record of any decision and supporting reasons for approving the acquisition of securities by Access Persons in limited and initial public offerings for at least five years after the end of the fiscal year in which approval was granted.

The Legal and Compliance Group will maintain copies of these records.	Legal and Compliance Group

VIII. Form ADV

The Group Compliance Manager will verify that Part II of Form ADV of the Permal entities registered with the SEC (if required) includes a description of the Code of Ethics.	Group Compliance Manager

IX. Provision of Code of Ethics to Clients

Upon client request, the Group Compliance Manager will provide the client a copy of the Code of Ethics.(3)	Group Compliance Manager

(3) PIMS is only required to comply with this provision with respect to direct US clients.

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Code of Ethics

Dubai Requirements

Responsible Party
(if applicable)
I. Overview

Permal Dubai’s business must be conducted in accordance with all applicable laws, codes, rules, regulations and standards of good market practices at all times.

The Dubai Financial Services Authority (the “DFSA”). DFSA has issued Principles for Authorized Firms and Principles for Authorized Individuals. Breaching a Principle for Authorized Firms may make Permal Dubai liable to disciplinary action and may indicate to the DFSA that it is no longer fit and proper to carry on a Financial Service or to hold a License. The DFSA may consider withdrawing authorization or the License on that basis.

These policies supplement the Code of Ethics Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Principles for Authorized Firms

Permal Dubai is required to adhere to and comply with the following:

•	Observe high standards of integrity and fair dealing;
•	Act with due skill, care and diligence;
•

Verify that its affairs are managed effectively and responsibly by its senior management. An Authorised Firm must have adequate systems and controls to ensure, as far as reasonably practical, that it complies with legislation applicable in the DIFC;

•

Maintain and be able to demonstrate the existence of adequate resources to conduct and manage its affairs. These include adequate financial and system resources as well as adequate and competent human resources;

•	Observe proper standards of conduct in financial markets;
•	Pay due regard to the interests of its customers and communicate information to them in a way which is clear, fair and not misleading;
•	Take all reasonable steps to ensure that conflicts of interest between itself and its customers

Adopted: December 2006

Amended: December 2007

II - 1

Responsible Party
(if applicable)
and between one customer and another are identified and then prevented or managed in such a way that the interests of a customer are not adversely affected;
•	Take reasonable care to ensure the suitability of its advice and discretionary decisions for customers who are entitled to rely upon its judgment;
•	Arrange proper protection for assets or money belonging to a customer when it has control of or is otherwise responsible for safeguarding them; and
•

Deal with Regulators in an open and co-operative manner and keep the DFSA promptly informed of significant events or anything else relating to the Company of which the DFSA would reasonably expect to be notified.

II. Principles for Authorized Individuals

Individuals who are Authorized Individuals with the DFSA on behalf of Permal Dubai are required to adhere to and comply with the following:

•	Observe high standards of integrity and fair dealing in carrying out every Licensed Function;
•	Act with due skill, care and diligence in carrying out every Licensed Function;
•	Observe proper standards of conduct in financial markets in carrying out every Licensed Function; and
•	Deal with the DFSA in an open and co-operative manner and disclose appropriately any information of which the DFSA would reasonably be expected to be notified

Individuals who are Authorized Individuals with the DFSA on behalf of Dubai and who have significant responsibility must take reasonable care to ensure that the business of Permal Dubai for which (s)he is responsible is organized so that it can be managed and controlled effectively and complies with any legislation applicable in the DIFC.

The Local Compliance Officer will maintain a list of Authorized Individuals which indicates whether the individual has significant responsibility.

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Code of Ethics

UK Addendum

Responsible Party
(if applicable)
I. Overview

The Finanical Services Authority (the “FSA”) has issued eleven Principles for Business and seven more for individuals.

These policies supplement the Code of Ethics Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Principles for Authorized Firms

Permal UK must:

•	Conduct its business with integrity;
•	Conduct its business with due skill, care and diligence;
•	Take reasonable care to organize and control its affairs with responsibility and effectively, with adequate risk management systems;
•	Maintain adequate financial resources;
•	Observe proper standards of market conduct;
•	Pay due regard to the interests of its customers and treat them fairly;
•	Pay due regard to the information needs of its clients, and communicate information to them in a way that is clear, fair and not misleading;
•	Manage conflicts of interest fairly, both between itself and its customers and between a customer and another client;
•	Take reasonable care to ensure the suitability of its advice and discretionary decisions for any customer who is entitled to rely upon its judgment;
•	Arrange adequate protection for clients’ assets when it is responsible for them; and
•	Deal with its regulators in an open and cooperative way, and must disclose to the FSA appropriately anything relating to the firm of which the FSA would reasonably expect notice.

Adopted: December 2006

Amended: December 2007

II - 1

Responsible Party
(if applicable)
II. Principles for Approved Persons

Individuals who are Approved Persons with the FSA on behalf of Permal UK, must:

•	Act with integrity in carrying out his controlled function;
•	Act with due skill, care and diligence in carrying out his controlled function;
•	Observe proper standards of market conduct in carrying out his controlled function; and
•	Must deal with the FSA and with other regulators in an open and cooperative way and must disclose appropriately any information of which the FSA would reasonably expect notice.

Individuals who are Approved Persons with the FSA on behalf of Permal UK and are performing significant influence functions must:

•	Take reasonable steps to ensure that the business of the firm for which he is responsible in his controlled functions is organized so that it can be controlled effectively;
•	Exercise due skill, care and diligence in managing the business of the firm for which he is responsible in his controlled function; and
•	Take reasonable steps to ensure the business of the firm for which he is responsible in his controlled functions complies with the regulatory requirements imposed on that business.

The Local Compliance Officer will maintain a list of Authorized Persons which indicates whether the individual has significant influence functions.		Local Compliance Officer

III. Whistleblowing

Employees are encouraged to make qualifying disclosures of information to their Supervisor. An Employee will not suffer detriment by any act or omission of their Supervisor or Permal because of the disclosure. A qualifying disclosure is a disclosure, made in good faith, of information which in the reasonable belief of the employee, suggests that one or more of the following has been, is being, or is likely to be committed:

All Employees

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Responsible Party
(if applicable)
• A criminal offense;
• A failure to comply with any legal obligation;
• A miscarriage of justice;
• The putting of the health and safety of an individual in danger;
• Damage to the environment; or
• Deliberate concealment relating to any of the above.

Employees who do not feel able to raise or resolve a concern with their Supervisor should contact the General Counsel(s) for further assistance.	All Employees

Employees who feel that they are unable to discuss the issue with anyone internally should contact the FSA at:	All Employees

Intelligence Department (Ref PIDA)
The Financial Service Authority
25 The North Colonnade
Canary Wharf
London E14 5HS
Tel: 020 7676 9200
Email: whistle@fsa.gov.uk

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Code of Ethics

HK Addendum

Responsible Party
(if applicable)
I. Overview

These policies supplement the Code of Ethics Overview and Procedures Memorandum included in the Group Compliance Manual.

II. General Obligations

Due Skill, Care and Diligence

Employees must act with due skill, care and diligence in the performance of their duties and observe proper standards of market conduct.	All Employees

Employees must comply with the Compliance Manual and adhere to all stated and written policies and procedures.	All Employees

Employee must render advice that is suitable for the client, full disclosure of all material facts and potential conflicts of interest, utmost and exclusive loyalty and good faith, best execution of client transactions, and the exercise of reasonable care to avoid misleading clients.

All Employees

Acting Honestly, Efficiently and Fairly

Employees must perform their duties efficiently, honestly and fairly, and in the best interests of the client at all times.	All Employees

Securities Regulatory Laws and Regulations

Employees must be familiar with all the securities regulatory laws and regulations applicable to their duties and areas of work.	All Employees

Adopted: December 2006

Amended: December 2007

II - 1

Responsible Party
(if applicable)
Employees must observe high standards of market conduct and comply with all securities regulatory laws and regulations applicable to them and to the Permal HK.	All Employees

Employees must not engage in any activity that would require them to be licensed under any applicable securities regulatory laws and regulations unless and until they have been appropriately licensed.	All Employees

III. Personal Financial Affairs

It is Permal HK’s policy that as a professional in the financial community, employees should adopt prudent financial management of their own affairs.	All Employees

IV. Reporting

Employees must inform the Local Compliance Officer promptly of any situation involving:	All Employees

•

Any matter that may lead to a claim against the Permal HK, including (but not limited to) any complaint or grievance raised with or through the employee by any client of the Permal HK (whether or not related to the employee’s own conduct);

• Any improper conduct by other employees or directors;
• Any breaches of Permal HK’s license conditions if any;
• Any breaches of the securities regulatory laws and regulations;
• Any breaches of this Compliance Manual; and
•

Any changes to information provided in the initial application to the SFC for the employee to be a licensed representative of Permal HK, as well as any other change or event required to be conveyed to the SFC. (Such changes must be notified to the SFC within seven business days of the change.)

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Responsible Party
(if applicable)
V. Regulatory Handbook

Attention is drawn to the Regulatory handbook on the SFC’s website. Permal HK must comply with all applicable securities regulatory laws, codes, regulations and guidelines (“securities regulatory laws and regulations”). The following Codes, Ordinances and Circulars are of particular relevance:

•	Securities and Futures Ordinance and subsidiary legislation thereunder;
- (Unsolicited Calls - Exclusion) Rules;
- (Professional Investor) Rules;
- (Financial Resources) Rules;
- (Keeping of Records) Rules;
- (Accounts and Audit) Rules;
- (Contract Notes, Statements of Account and Receipts) Rules;
- (Licensing and Registration)(Information) Rules;
- (Client Securities) Rules;
- (Client Money) Rules;
- (Disclosure of Interests – Securities Borrowing and Lending) Rules;
- (Disclosure of Interests - Exclusions) Regulation;
- (Disclosure of Interests - Securities Borrowing and Lending) Rules;
- (Price Stabilizing) Rules;
•	Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission;
•	Management, Supervision and Internal Control Guidelines for Persons Licensed by or Registered with the Securities and Futures Commission;
•	The Hong Kong Code on Takeovers and Mergers and Share Repurchases;
•	Fit and Proper Criteria;
•	Guidelines on Competence
•	Guidelines on Continuous Professional Training;
•	Companies Ordinance (and in particular the prospectus provisions);
•	Prevention of Bribery Ordinance

II - 3

Responsible Party
(if applicable)
•	Client Identity Rule Policy
•	Drug Trafficking (Recovery of Proceeds) Ordinance;
•	Organized and Serious Crimes Ordinance;
•	United Nations (Anti-Terrorism Measures) Ordinance
•	Guidance Notes issued by the Securities and Futures Commission on Prevention of Money Laundering and Terrorist Finance;
•	Circular to Intermediaries Anti-Money Laundering/Combating Terrorist Financing - Noncooperative Countries and Territories;
•	Circular to Intermediaries Anti-Money Laundering/Combating Terrorist Financing - US President’s Executive Order;
•	Circular to Intermediaries Anti-Money Laundering/Combating Terrorist Financing - United Nations Sanctions (Afghanistan) Regulation;
•	Circular to Intermediaries Anti-Money Laundering/Combating Terrorist Financing - United Nations (Anti-Terrorism Measures) Ordinance;
•	Circular to Intermediaries Marketing of Hedge Funds;
•	Circular to Licensed Corporations Window Dressing of Financial Position.

The following five items may or may not be relevant to Permal HK’s business.

•	Securities and Futures (Short Selling and Securities Borrowing and Lending (Miscellaneous) Rules;
•	Guidance Note on Short Selling Reporting and Stock Lending Record Keeping Requirements;
•	Securities and Futures (Contracts Limits and Reportable Positions) Rules;
•	Guidance Note on Position Limits and Large Open Position Reporting Requirements; and
•	Core Operational and Financial Risk Management Controls for Over-the-Counter Derivatives Activities of Persons Licensed by or Registered with the Securities and Futures Commission.

II - 4

Code of Ethics

Overview and Procedures Memorandum

Responsible Party
(if applicable)
VII. Books and Records

The following books and records are required to be maintained for a period of five years, the first two years in an appropriate office:

•	A copy of the Code of Ethics adopted and implemented that is in effect, or at any time within the past five years was in effect;(2)
•	A record of any violation of the Code of Ethics and of any action taken as a result of the violation;
•	A record of all written acknowledgements of employees’ receipt of the Code of Ethics for each person who is currently, or within the past five years was, a supervised person;
•	Holdings and transaction reports made pursuant to the Code of Ethics, including any brokerage confirmation and account statements made in lieu of these reports;
•	A list of the names of persons who are currently, or within the past five years were, Access Persons; and
•

A record of any decision and supporting reasons for approving the acquisition of securities by Access Persons in limited and initial public offerings for at least five years after the end of the fiscal year in which approval was granted.

The Legal and Compliance Group will maintain copies of these records.		Legal and Compliance Group

VIII. Form ADV

The Group Compliance Manager will verify that Part II of Form ADV of the Permal entities registered with the SEC (if required) includes a description of the Code of Ethics.		Group Compliance Manager

(2) PIMS UK and PIMS Dubai must keep a copy of the Compliance Manual for as long as they are regulated by the FSA or DFSA.

Adopted: December 2006

Amended: December 2007

Responsible Party
(if applicable)
IX. Provision of Code of Ethics to Clients

Upon client request, the Group Compliance Manager will provide the client a copy of the Code of Ethics.(3)	Group Compliance Manager

(3) PIMS is only required to comply with this provision with respect to direct US clients.

Code of Ethics
Dubai Requirements

Responsible Party
(if applicable)
I. Overview

Permal Dubai’s business must be conducted in accordance with all applicable laws, codes, rules, regulations and standards of good market practices at all times.

The Dubai Financial Services Authority (the “DFSA”). DFSA has issued Principles for Authorized Firms and Principles for Authorized Individuals. Breaching a Principle for Authorized Firms may make Permal Dubai liable to disciplinary action and may indicate to the DFSA that it is no longer fit and proper to carry on a Financial Service or to hold a License. The DFSA may consider withdrawing authorization or the License on that basis.

These policies supplement the Code of Ethics Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Principles for Authorized Firms

Permal Dubai is required to adhere to and comply with the following:

•	Observe high standards of integrity and fair dealing;
•	Act with due skill, care and diligence;
•

Verify that its affairs are managed effectively and responsibly by its senior management. An Authorised Firm must have adequate systems and controls to ensure, as far as reasonably practical, that it complies with legislation applicable in the DIFC;

•

Maintain and be able to demonstrate the existence of adequate resources to conduct and manage its affairs. These include adequate financial and system resources as well as adequate and competent human resources;

•	Observe proper standards of conduct in financial markets;
•	Pay due regard to the interests of its customers and communicate information to them in a way which is clear, fair and not misleading;
•	Take all reasonable steps to ensure that conflicts of interest between itself and its customers

Adopted: December 2006

Amended: December 2007

II - 1

Responsible Party
(if applicable)
and between one customer and another are identified and then prevented or managed in such a way that the interests of a customer are not adversely affected;
•	Take reasonable care to ensure the suitability of its advice and discretionary decisions for customers who are entitled to rely upon its judgment;
•	Arrange proper protection for assets or money belonging to a customer when it has control of or is otherwise responsible for safeguarding them; and
•

Deal with Regulators in an open and co-operative manner and keep the DFSA promptly informed of significant events or anything else relating to the Company of which the DFSA would reasonably expect to be notified.

II. Principles for Authorized Individuals

Individuals who are Authorized Individuals with the DFSA on behalf of Permal Dubai are required to adhere to and comply with the following:

•	Observe high standards of integrity and fair dealing in carrying out every Licensed Function;
•	Act with due skill, care and diligence in carrying out every Licensed Function;
•	Observe proper standards of conduct in financial markets in carrying out every Licensed Function; and
•	Deal with the DFSA in an open and co-operative manner and disclose appropriately any information of which the DFSA would reasonably be expected to be notified

Individuals who are Authorized Individuals with the DFSA on behalf of Dubai and who have significant responsibility must take reasonable care to ensure that the business of Permal Dubai for which (s)he is responsible is organized so that it can be managed and controlled effectively and complies with any legislation applicable in the DIFC.

The Local Compliance Officer will maintain a list of Authorized Individuals which indicates whether the individual has significant responsibility.

II - 2

Code of Ethics

UK Addendum

Responsible Party
(if applicable)
I. Overview

The Finanical Services Authority (the “FSA”) has issued eleven Principles for Business and seven more for individuals.

These policies supplement the Code of Ethics Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Principles for Authorized Firms

Permal UK must:

•	Conduct its business with integrity;
•	Conduct its business with due skill, care and diligence;
•	Take reasonable care to organize and control its affairs with responsibility and effectively, with adequate risk management systems;
•	Maintain adequate financial resources;
•	Observe proper standards of market conduct;
•	Pay due regard to the interests of its customers and treat them fairly;
•	Pay due regard to the information needs of its clients, and communicate information to them in a way that is clear, fair and not misleading;
•	Manage conflicts of interest fairly, both between itself and its customers and between a customer and another client;
•	Take reasonable care to ensure the suitability of its advice and discretionary decisions for any customer who is entitled to rely upon its judgment;
•	Arrange adequate protection for clients’ assets when it is responsible for them; and
•	Deal with its regulators in an open and cooperative way, and must disclose to the FSA appropriately anything relating to the firm of which the FSA would reasonably expect notice.

Adopted: December 2006

Amended: December 2007

II - 1

Responsible Party
(if applicable)
II. Principles for Approved Persons

Individuals who are Approved Persons with the FSA on behalf of Permal UK, must:

•	Act with integrity in carrying out his controlled function;
•	Act with due skill, care and diligence in carrying out his controlled function;
•	Observe proper standards of market conduct in carrying out his controlled function; and
•	Must deal with the FSA and with other regulators in an open and cooperative way and must disclose appropriately any information of which the FSA would reasonably expect notice.

Individuals who are Approved Persons with the FSA on behalf of Permal UK and are performing significant influence functions must:

•	Take reasonable steps to ensure that the business of the firm for which he is responsible in his controlled functions is organized so that it can be controlled effectively;
•	Exercise due skill, care and diligence in managing the business of the firm for which he is responsible in his controlled function; and
•	Take reasonable steps to ensure the business of the firm for which he is responsible in his controlled functions complies with the regulatory requirements imposed on that business.

The Local Compliance Officer will maintain a list of Authorized Persons which indicates whether the individual has significant influence functions.		Local Compliance Officer

III. Whistleblowing

Employees are encouraged to make qualifying disclosures of information to their Supervisor. An Employee will not suffer detriment by any act or omission of their Supervisor or Permal because of the disclosure. A qualifying disclosure is a disclosure, made in good faith, of information which in the reasonable belief of the employee, suggests that one or more of the following has been, is being, or is likely to be committed:

All Employees

II - 2

Responsible Party
(if applicable)
• A criminal offense;
• A failure to comply with any legal obligation;
• A miscarriage of justice;
• The putting of the health and safety of an individual in danger;
• Damage to the environment; or
• Deliberate concealment relating to any of the above.

Employees who do not feel able to raise or resolve a concern with their Supervisor should contact the General Counsel(s) for further assistance.	All Employees

Employees who feel that they are unable to discuss the issue with anyone internally should contact the FSA at:	All Employees

Intelligence Department (Ref PIDA)
The Financial Service Authority
25 The North Colonnade
Canary Wharf
London E14 5HS
Tel: 020 7676 9200
Email: whistle@fsa.gov.uk

II - 3

Code of Ethics

HK Addendum

Responsible Party
(if applicable)
I. Overview

These policies supplement the Code of Ethics Overview and Procedures Memorandum included in the Group Compliance Manual.

II. General Obligations

Due Skill, Care and Diligence

Employees must act with due skill, care and diligence in the performance of their duties and observe proper standards of market conduct.	All Employees

Employees must comply with the Compliance Manual and adhere to all stated and written policies and procedures.	All Employees

Employee must render advice that is suitable for the client, full disclosure of all material facts and potential conflicts of interest, utmost and exclusive loyalty and good faith, best execution of client transactions, and the exercise of reasonable care to avoid misleading clients.

All Employees

Acting Honestly, Efficiently and Fairly

Employees must perform their duties efficiently, honestly and fairly, and in the best interests of the client at all times.	All Employees

Securities Regulatory Laws and Regulations

Employees must be familiar with all the securities regulatory laws and regulations applicable to their duties and areas of work.	All Employees

Adopted: December 2006

Amended: December 2007

II - 1

Responsible Party
(if applicable)
Employees must observe high standards of market conduct and comply with all securities regulatory laws and regulations applicable to them and to the Permal HK.	All Employees

Employees must not engage in any activity that would require them to be licensed under any applicable securities regulatory laws and regulations unless and until they have been appropriately licensed.	All Employees

III. Personal Financial Affairs

It is Permal HK’s policy that as a professional in the financial community, employees should adopt prudent financial management of their own affairs.	All Employees

IV. Reporting

Employees must inform the Local Compliance Officer promptly of any situation involving:	All Employees

•

Any matter that may lead to a claim against the Permal HK, including (but not limited to) any complaint or grievance raised with or through the employee by any client of the Permal HK (whether or not related to the employee’s own conduct);

• Any improper conduct by other employees or directors;
• Any breaches of Permal HK’s license conditions if any;
• Any breaches of the securities regulatory laws and regulations;
• Any breaches of this Compliance Manual; and
•

Any changes to information provided in the initial application to the SFC for the employee to be a licensed representative of Permal HK, as well as any other change or event required to be conveyed to the SFC. (Such changes must be notified to the SFC within seven business days of the change.)

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Responsible Party
(if applicable)
V. Regulatory Handbook

Attention is drawn to the Regulatory handbook on the SFC’s website. Permal HK must comply with all applicable securities regulatory laws, codes, regulations and guidelines (“securities regulatory laws and regulations”). The following Codes, Ordinances and Circulars are of particular relevance:

•	Securities and Futures Ordinance and subsidiary legislation thereunder;
- (Unsolicited Calls - Exclusion) Rules;
- (Professional Investor) Rules;
- (Financial Resources) Rules;
- (Keeping of Records) Rules;
- (Accounts and Audit) Rules;
- (Contract Notes, Statements of Account and Receipts) Rules;
- (Licensing and Registration)(Information) Rules;
- (Client Securities) Rules;
- (Client Money) Rules;
- (Disclosure of Interests – Securities Borrowing and Lending) Rules;
- (Disclosure of Interests - Exclusions) Regulation;
- (Disclosure of Interests - Securities Borrowing and Lending) Rules;
- (Price Stabilizing) Rules;
•	Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission;
•	Management, Supervision and Internal Control Guidelines for Persons Licensed by or Registered with the Securities and Futures Commission;
•	The Hong Kong Code on Takeovers and Mergers and Share Repurchases;
•	Fit and Proper Criteria;
•	Guidelines on Competence
•	Guidelines on Continuous Professional Training;
•	Companies Ordinance (and in particular the prospectus provisions);
•	Prevention of Bribery Ordinance

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Responsible Party
(if applicable)
•	Client Identity Rule Policy
•	Drug Trafficking (Recovery of Proceeds) Ordinance;
•	Organized and Serious Crimes Ordinance;
•	United Nations (Anti-Terrorism Measures) Ordinance
•	Guidance Notes issued by the Securities and Futures Commission on Prevention of Money Laundering and Terrorist Finance;
•	Circular to Intermediaries Anti-Money Laundering/Combating Terrorist Financing - Non-cooperative Countries and Territories;
•	Circular to Intermediaries Anti-Money Laundering/Combating Terrorist Financing - US President’s Executive Order;
•	Circular to Intermediaries Anti-Money Laundering/Combating Terrorist Financing - United Nations Sanctions (Afghanistan) Regulation;
•	Circular to Intermediaries Anti-Money Laundering/Combating Terrorist Financing - United Nations (Anti-Terrorism Measures) Ordinance;
•	Circular to Intermediaries Marketing of Hedge Funds;
•	Circular to Licensed Corporations Window Dressing of Financial Position.

The following five items may or may not be relevant to Permal HK’s business.

•	Securities and Futures (Short Selling and Securities Borrowing and Lending (Miscellaneous) Rules;
•	Guidance Note on Short Selling Reporting and Stock Lending Record Keeping Requirements;
•	Securities and Futures (Contracts Limits and Reportable Positions) Rules;
•	Guidance Note on Position Limits and Large Open Position Reporting Requirements; and
•	Core Operational and Financial Risk Management Controls for Over-the-Counter Derivatives Activities of Persons Licensed by or Registered with the Securities and Futures Commission.

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